UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2023

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Ameren Illinois Company	☐

ITEM 8.01	Other Events.

On January 6, 2023, Ameren Illinois Company ("Ameren Illinois") filed a request with the Illinois Commerce Commission ("ICC") seeking approval to increase its annual revenues for natural gas delivery service by $160 million, which includes an estimated $77 million of annual revenues that would otherwise be recovered under Ameren Illinois' qualifying infrastructure plant rider and other riders. The request is based on a 10.7% return on common equity, a capital structure composed of 54% common equity, and a rate base of $2.9 billion. In an attempt to reduce regulatory lag, Ameren Illinois used a 2024 future test year in this proceeding.

A decision by the ICC in this proceeding is required by early December 2023, with new rates expected to be effective by January 2024. Ameren Illinois cannot predict the level of any delivery service rate change the ICC may approve, nor whether any rate change that may eventually be approved will be sufficient to enable Ameren Illinois to recover its costs and earn a reasonable return on its investments when any rate change goes into effect.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Michael L. Moehn
Name:	Michael L. Moehn
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Leonard P. Singh
Name:	Leonard P. Singh
Title:	Chairman and President

Date: January 9, 2023